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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                 MARCH 27, 2001

                                  CLARCOR INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Delaware                           1-11024                36-0922490
----------------------------       ----------------       ---------------------
(State or other jurisdiction       (Commission File       (IRS Employer
of incorporation)                  Number)                Identification Number)



           2323 Sixth Street, P.O. Box 7007, Rockford, Illinois, 61125
                -------------------------------------------------
                    (Address of principal executive offices)



                                  815-962-8867
                            -------------------------
                         (Registrant's telephone number,
                              including area code)


                                       N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report).


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ITEM 5.     OTHER EVENTS

On March 28, 2001, CLARCOR Inc., a Delaware corporation (the "Company"), announced the election of Keith E. Wandell to its Board of Directors at its Annual Meeting of Shareholders held on March 27, 2001.

The Company also announced that its Board of Directors had declared a regular quarterly dividend of $0.1175 per share, payable April 27, 2001 to shareholders of record April 13, 2001.

A copy of the Company's press release is attached hereto as Exhibit 99.1




ITEM 7.  FINANCIAL STATEMENTS & EXHIBITS

Exhibit 99.1 - Press Release dated March 28, 2001.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                  CLARCOR INC.






April 3, 2001                     By:/s/  Norman E. Johnson
                                          Chairman of the Board, President &
                                          Chief Executive Officer